Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,922,138.02
Previously Paid Amount	5,303.37
Total Fee Amount	5,040.38
Total Offset Amount	0.00
Net Fee	$ 0.00